                                                                     Exhibit 4.1
                                                                     -----------

                          THIRD SUPPLEMENTAL INDENTURE

                                      among

                    VECTREN UTILITY HOLDINGS, INC., AS ISSUER

                     INDIANA GAS COMPANY, INC., AS GUARANTOR

             SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, AS GUARANTOR

               VECTREN ENERGY DELIVERY OF OHIO, INC., AS GUARANTOR

                                       and

                   U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

                               Dated July 29, 2003

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

ARTICLE I   DEFINITIONS.......................................................1

   SECTION 1.1.  Definition of Terms..........................................1

ARTICLE II  GENERAL TERMS AND CONDITIONS OF THE NOTES.........................3

   SECTION 2.1.  Designation and Principal Amount; Guarantees.................3
   SECTION 2.2.  Maturity.....................................................3
   SECTION 2.3.  Form and Payment.............................................3
   SECTION 2.4.  Global Note..................................................4
   SECTION 2.5.  Payment of Principal and Interest............................5

ARTICLE III REDEMPTION OF THE NOTES; DEFEASANCE...............................6

   SECTION 3.1.  Redemption at the Company's Option...........................6
   SECTION 3.2.  No Sinking Fund..............................................7
   SECTION 3.3.  Defeasance...................................................7

ARTICLE IV  MISCELLANEOUS.....................................................7

   SECTION 4.1.  Ratification of Indenture....................................7
   SECTION 4.2.  Trustee Not Responsible for Recitals.........................7
   SECTION 4.3.  Governing Law................................................8
   SECTION 4.4.  Separability.................................................8
   SECTION 4.5.  Counterparts.................................................8
   SECTION 4.6.  Amendments...................................................8

EXHIBITS A-1 and A-2.  Forms of Note

     THIRD SUPPLEMENTAL INDENTURE, dated as of July 29, 2003 (the "Third Supplemental Indenture"), among Vectren Utility Holdings, Inc., an Indiana corporation (the "Company"), Indiana Gas Company, Inc., an Indiana corporation and an Ohio corporation ("Indiana Gas"), Southern Indiana Gas and Electric Company, an Indiana corporation ("SIGECO") and Vectren Energy Delivery of Ohio, Inc., an Ohio corporation ("VEDO", and together with Indiana Gas and SIGECO, the "Initial Guarantors") and U.S. Bank National Association (the "Trustee").

     WHEREAS, the Company and the Initial Guarantors executed and delivered the Indenture dated as of October 19, 2001 (the "Base Indenture") to the Trustee to provide for the Company's unsecured notes, debentures or other evidence of indebtedness of the Company (collectively, the "Securities"), and the Guarantees (as hereinafter defined), to be issued from time to time in one or more series, as might be determined by the Company under the Base Indenture;

     WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of two new series of Securities to be known as its 5.25% Senior Notes due August 1, 2013 and its 5.75% Senior Notes due August 1, 2018 and the unconditional guarantees by the Guarantors (as defined herein) of the payment of the amounts owed with respect to the Notes (the "Guarantees"), the form and terms of such Notes and the terms, provisions and conditions of the Notes and the Guarantees to be set forth as provided in the Base Indenture and this Third Supplemental Indenture (together, the "Indenture");

     WHEREAS, the Company and the Initial Guarantors requested that the Trustee execute and deliver this Third Supplemental Indenture and all requirements necessary to make this Third Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, and to make the Notes, when executed, authenticated and delivered by the Company and with the Guarantees endorsed thereon and executed by the Guarantors, the valid, binding and enforceable obligations of the Company and the Guarantors, as applicable, have been made:

     NOW, THEREFORE, in consideration of the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the form and terms of the Notes, each of the Company and the Initial Guarantors, as applicable, covenants and agrees with the Trustee as follows:

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1.  Definition of Terms.
              -------------------

     Unless the context otherwise requires:

     (a) a term defined in the Base Indenture has the same meaning when used in this Third Supplemental Indenture;

     (b) a term defined anywhere in this Third Supplemental Indenture has the same meaning throughout;

     (c)  the singular includes the plural and vice versa;

     (d) headings are for convenience of reference only and do not affect interpretation;

     (e) the following terms have the meanings given to them in this Section 1.1(e):

          "Notes" shall have the meaning specified in Section 2.1.

          "Global Note" shall have the meaning set forth in Section 2.4.

          "Guarantors" shall have the meaning specified in Section 2.1.

          "Interest Payment Date" means February 1 and August 1 of each year, beginning February 1, 2004.

          "Maturity Date" shall have the meaning specified in Section 2.2.

          "Original Issue Date" means July 29, 2003.

          "Redemption Price" shall have the meaning specified in Section 3.1.

          "Regular Record Date" means, with respect to any Interest Payment Date for the Notes, the close of business on the fifteenth day of the month immediately preceding the month in which such Interest Payment Date falls.

          The following terms shall have the respective meanings set forth in the recitals to this Third Supplemental Indenture:

          "Base Indenture"
          "Company"
          "Guarantees"
          "Indenture"
          "Indiana Gas"
          "Initial Guarantors"
          "Third Supplemental Indenture"
          "Securities"
          "SIGECO"
          "Trustee"
          "VEDO"

                                   ARTICLE II

                    GENERAL TERMS AND CONDITIONS OF THE NOTES

SECTION 2.1.  Designation and Principal Amount; Guarantees.
              --------------------------------------------

     There is hereby authorized two series of Securities designated the 5.25% Senior Notes due August 1, 2013 (the "2013 Notes") limited (except as otherwise provided in Article 2 of the Base Indenture) in aggregate principal amount to $100,000,000, and the 5.75% Senior Notes due August 1, 2018 (the "2018 Notes", and together with the 2013 Notes, the "Notes") limited (except as otherwise provided in Article 2 of the Base Indenture) in aggregate principal amount to $100,000,000. The Notes may be issued from time to time upon written order of the Company for the authentication and delivery of Notes pursuant to Section
2.03 of the Base Indenture. Each of the Initial Guarantors (together with each other subsidiary of the Company that pursuant to the terms of the Indenture guarantees the Company's obligations under the Notes and the Indenture, the "Guarantors") unconditionally and jointly and severally guarantees to the Holders of the Notes upon which the Guarantees are endorsed, upon authentication and delivery by the Trustee, the due and punctual payment of the principal of, and interest on, and any Redemption Price with respect to, the Notes, when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration or redemption or otherwise, in accordance with the terms of the Notes and of the Indenture.

SECTION 2.2.  Maturity.
              --------

     The date upon which the principal on the 2013 Notes shall become due and payable at final maturity is August 1, 2013 (the "2013 Maturity Date") if not redeemed in full previously in accordance with Article III of this Third Supplemental Indenture. The date upon which the principal on the 2018 Notes shall become due and payable at final maturity is August 1, 2018 (the "2018 Maturity Date", and the 2013 Maturity Date and the 2018 Maturity Date may sometimes hereinafter be referred to in the alternative as the "Maturity Date") if not redeemed in full previously in accordance with Article III of this Third Supplemental Indenture.

SECTION 2.3.  Form and Payment.
              ----------------

     The Notes shall be issued in fully registered certificated form without interest coupons, bearing identical terms (except as otherwise provided in Article 2 of the Base Indenture). Principal of, and interest on, and any redemption price with respect to, the Notes will be payable, the transfer of such Notes will be registrable and such Notes will be exchangeable for Notes bearing identical terms at the office or agency of the Company maintained for such purpose as described below.

     The Company hereby designates the Borough of Manhattan, The City of New York as a place of payment ("Place of Payment") for the Notes, and the office or agency maintained by the Company in such Place of Payment for the purposes contemplated by this Section 2.3 shall initially be the Corporate Trust Office of the Trustee at 100 Wall Street, Suite 2000, New York, New York 10005, Attention: Richard Prokosch.

     The Notes shall be issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     The Notes may be issued, in whole or in part, in permanent global form and, if issued in permanent global form, the Depository shall be The Depository Trust Company or such other depositary as any officer of the Company may from time to time designate.

     The Registrar, the Paying Agent and the transfer agent for the Notes shall initially be the Trustee.

     The Notes shall be in substantially the form set forth in Exhibits A-1 and A-2 hereto.

SECTION 2.4.  Global Note.
              -----------

     (a) Unless and until it is exchanged for Notes of the same series in registered certificated form, a global Note in principal amount equal to the aggregate principal amount of the 2013 Notes and a global Note in principal amount equal to the aggregate principal amount of the 2018 Notes (each a "Global Note") may be transferred, in whole but not in part, only to the Depository or a nominee of the Depository, or to a successor Depository or to a nominee of such successor Depository.

     (b) If at any time (i) the Depository notifies the Company that it is unwilling or unable to continue as a Depository for the Global Notes and no successor Depository shall have been appointed within 90 days after such notification, (ii) the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934 or any other applicable rule or regulation and no successor Depository shall have been appointed within 90 days after the Company becoming aware of the Depository's ceasing to be so registered, (iii) the Company, in its sole discretion, determines that the Global Notes shall be so exchangeable or (iv) there shall have occurred and be continuing an Event of Default, the Company will execute, and, subject to
Article 2 of the Base Indenture, the Trustee, upon written notice from the Company, will authenticate and deliver Notes of the same series, with the Guarantees endorsed thereon and executed by the Guarantors, in registered certificated form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note. Upon the exchange of the Global Note for such Notes in registered certificated form without coupons, in authorized denominations, the Global Note shall be cancelled by the Trustee. Such Notes in registered certificated form issued in exchange for the Global Note shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depository for delivery to the Persons in whose names such Notes are so registered.

SECTION 2.5.  Payment of Principal and Interest.
              ---------------------------------

     The 2013 Notes shall bear interest at the per annum rate of 5.25%. The 2018 Notes shall bear interest at the per annum rate of 5.75%. The following terms apply to the Notes:

     Interest shall be paid semi-annually in arrears on each Interest Payment Date commencing on February 1, 2004 and, if applicable, upon any date of earlier redemption, as the case may be. Payments of interest on the Notes will include interest accrued from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or date of earlier redemption, as the case may be. Interest payments for the Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Holder(s) of the particular series of Notes as of the Regular Record Date for such Interest Payment Date. Any such interest that is not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holders of the particular series of Notes as of the close of business on such Regular Record Date and may either be paid to the Person or Persons in whose name such Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the particular series of Notes by the Trustee not less than fifteen
(15) days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Base Indenture.

     Payment of the principal of, and any premium or interest on the Notes due on the applicable Maturity Date or date of earlier redemption, as the case may be, shall be made in immediately available funds, upon presentation and surrender of the applicable Notes at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 100 Wall Street, Suite 2000, New York, New York 10005, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine. Payment of interest due on any Interest Payment Date will be made by wire transfer of immediately available funds at such place and to such account at a banking institution in the United States as may be designated in wire transfer instructions received in writing by the Trustee at least sixteen (16) days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

     Any payments on the Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     In the event that any Interest Payment Date or the applicable Maturity Date or date of earlier redemption falls on a day that is not a Business Day, the required payment of principal, premium and/or interest payable on such date shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the applicable Maturity Date or date of earlier redemption, as the case may be, to the date of such payment on the next succeeding Business Day.

                                   ARTICLE III

                       REDEMPTION OF THE NOTES; DEFEASANCE

SECTION 3.1.  Redemption at the Company's Option.
              ----------------------------------

     Each series of Notes shall be subject to redemption at the option of the Company, in whole or in part, without premium or penalty, at any time, at a redemption price (the "Redemption Price") equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date semi-annually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points for the 2013 Notes and 25 basis points for the 2018 Notes, plus, in either case, any unpaid interest accrued on such Notes to the date of redemption.

     In the event of redemption of a series of Notes in part only, a new Note or Notes of such series for the unredeemed portion will be issued in the name or names of the Holders thereof upon the presentation and surrender thereof, as set forth in Section 3A.08 of the Base Indenture.

     Notice of redemption shall be given as provided in Section 3A.05 of the Base Indenture.

     Any redemption of less than all of a series of Notes shall, with respect to the principal thereof, be divisible by $1,000.

     For purposes of this Section:

     "Treasury Rate" means, with respect to any redemption date applicable to a Note, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company and the Guarantors.

     "Comparable Treasury Price" means, with respect to any redemption date applicable to a Note, (1) if the Trustee obtains five Reference Treasury Dealer Quotations, the average of the three remaining Reference Treasury Dealer Quotations after excluding the highest and lowest Reference Treasury Dealer Quotations obtained, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date applicable to a Note, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

     "Reference Treasury Dealer" means each of ABN AMRO Incorporated, Banc One Capital Markets, Inc., Wachovia Capital Markets, LLC, BNY Capital Markets, Inc., Fifth Third Securities, Inc., NatCity Investments, Inc., U.S. Bancorp Piper Jaffray Inc., and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), such former dealer shall be replaced with another Primary Treasury Dealer.

SECTION 3.2.  No Sinking Fund.
              ---------------

     The Notes are not subject to, or entitled to the benefit of, any sinking fund.

SECTION 3.3.  Defeasance.
              ----------

     Article 8 of the Base Indenture describing Defeasance and Covenant Defeasance shall apply to the Notes.

                                   ARTICLE IV

                                  MISCELLANEOUS

SECTION 4.1.  Ratification of Indenture.
              -------------------------

     The Base Indenture, as supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 4.2.  Trustee Not Responsible for Recitals.
              ------------------------------------

     The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

SECTION 4.3.  Governing Law.
              -------------

     This Third Supplemental Indenture and each Note issued hereunder shall be deemed to be contracts made under the internal laws of the State of Indiana and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to principles of conflicts of law.

SECTION 4.4.  Separability.
              ------------

     In case any one or more of the provisions contained in this Third Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provisions of this Third Supplemental Indenture or of the Notes, but this Third Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 4.5.  Counterparts.
              ------------

     This Third Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 4.6.  Amendments.
              ----------

     Notwithstanding any other provision hereof, all amendments to the Base Indenture made hereby shall have effect only with respect to the Notes, and not with respect to the Securities of any other series created prior to or subsequent to the date hereof.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                          VECTREN UTILITY HOLDINGS, INC.
                                          as Issuer


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

Attest:


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                          INDIANA GAS COMPANY, INC.
                                          as Initial Guarantor


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------
Attest:


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                          SOUTHERN INDIANA GAS AND ELECTRIC
                                           COMPANY
                                          as Initial Guarantor


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

Attest:


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                          VECTREN ENERGY DELIVERY OF OHIO, INC.,
                                          as Initial Guarantor


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------
Attest:


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
      ---------------------------------

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

Attest:


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                                                     Exhibit A-1
                                                                     -----------

                             [Form of Face of Note]

          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          UNLESS IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                         VECTREN UTILITY HOLDINGS, INC.
                      5.25% SENIOR NOTE DUE AUGUST 1, 2013

RATE OF INTEREST           STATED MATURITY DATE             ORIGINAL ISSUE DATE
----------------           ---------------------            -------------------
      5.25%                   August 1, 2013                   July 29, 2003

Registered No. 1                                           CUSIP No. 92239M AD 3

     Vectren Utility Holdings, Inc., a corporation duly organized and existing under the laws of the State of Indiana (herein called the "Company"), for value received, hereby promises to pay, without relief from valuation or appraisement laws, to Cede & Co. or registered assigns, the principal sum of $100,000,000 on the Stated Maturity Date shown above or any earlier date of redemption in accordance with the provisions on the reverse hereof (each such date shall be referred to herein as the "Maturity Date" with respect to the principal payable on such date), and to pay interest on the outstanding principal of this Note , at the annual Rate of Interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2004 (an "Interest Payment Date"), and on the Maturity Date.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Holder of this Note as of the Regular Record Date for such Interest Payment

Date. Any such interest that is not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holders of this Note as of the close of business on such Regular Record Date and may either be paid to the Person or Persons in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee referred to on the reverse hereof, notice whereof shall be given to Holders of the Notes by the Trustee not less than fifteen (15) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture referred to on the reverse hereof.

     Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued during the applicable Interest Period (as defined below) computed on the basis of a 360-day year of twelve 30-day months.

     An "Interest Period" is each period from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from and including the Original Issue Date in the case of the initial Interest Period) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any Interest Payment Date or Maturity Date falls on a day that is not a Business Day, principal, premium and/or interest payable on such date will be paid on the succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such date to such succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, on which banking institutions in The City of New York are not authorized or required to be closed.

     Payment of the principal of, and any interest on, this Note due on the Maturity Date shall be made in immediately available funds, upon presentation and surrender of this Note at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 100 Wall Street, Suite 2000, New York, New York 10005, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine. Payment of interest due on this Note on any Interest Payment Date other than the Maturity Date will be made by wire transfer of immediately available funds at such place and to such account at a banking institution in the United States as may be designated in wire transfer instructions received in writing by the Trustee at least sixteen (16) days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

     Any payments on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Guarantees (as defined on the reverse hereof) or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Vectren Utility Holdings, Inc. has caused this Note to be executed by two of its duly authorized officers.

                                         VECTREN UTILITY HOLDINGS, INC.


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

DATED: July 29, 2003


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
As Trustee


By:
    ------------------------------------
          Authorized Signatory

                           [Form of Reverse of Note]

                         VECTREN UTILITY HOLDINGS, INC.
                      5.25% SENIOR NOTE DUE AUGUST 1, 2013

     This Note is one of a duly authorized series of Securities (as defined below) of the Company (which term includes any successor corporation under the Indenture ) designated as its "5.25% Senior Notes due August 1, 2013" (the "Notes"), issued or to be issued pursuant to an Indenture, dated as of October 19, 2001, as amended by the Third Supplemental Indenture dated July 29, 2003 (the "Indenture"), delivered by the Company and Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company, and Vectren Energy Delivery of Ohio, Inc. (the "Initial Guarantors" and, together with each other subsidiary of the Company that pursuant to the terms of the Indenture guarantees the Company's obligations under the Indenture, the "Guarantors"), to U.S. Bank National Association, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. Reference is hereby made to the Indenture and all further supplemental indentures thereto for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders and of the terms upon which the Notes are, and are to be, authenticated and delivered. All capitalized terms not defined herein shall have the meanings given to them in the Indenture.

     Payments of principal, premium, if any, and interest in respect of the Notes will be fully and unconditionally and jointly and severally guaranteed by the Guarantors, subject to the termination of any Guarantee of any Guarantor pursuant to the terms of Article Ten of the Indenture.

     The Notes are a series of debt securities issued or to be issued by the Company under the Indenture that is limited in aggregate principal amount to $100,000,000, subject to the reopening provisions of the Indenture. The Indenture provides that the debt securities of the Company issuable or issued thereunder (the "Securities"), including the Notes, may be issued in one or more series, which different series may be issued in such aggregate principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), sinking fund, covenants and Events of Default) as may be provided in or pursuant to the Authorizing Resolutions and/or supplemental indenture (if any) relating to the Series.

     This Note is subject to redemption upon not less than 30 nor more than 60 days' prior written notice to the Holder hereof, at any time, in whole or in part, at the election of the Company at a redemption price (the "Redemption Price") equal to the greater of (1) 100% of the principal amount hereof to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest on this Note discounted to the redemption date semi-annually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, plus any unpaid interest accrued to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Note that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Note.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company and the Guarantors.

     "Comparable Treasury Price" means, with respect to any redemption date applicable to a Note, (1) if the Trustee obtains five Reference Treasury Dealer Quotations, the average of the three remaining Reference Treasury Dealer Quotations after excluding the highest and lowest Reference Treasury Dealer Quotations obtained, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

     "Reference Treasury Dealer" means each of ABN AMRO Incorporated, Banc One Capital Markets, Inc., Wachovia Capital Markets, LLC, BNY Capital Markets, Inc., Fifth Third Securities, Inc., NatCity Investments, Inc., U.S. Bancorp Piper Jaffray Inc. and their respective successors; provided, however, that if any of the foregoing, shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), such former dealer shall be replaced with another Primary Treasury Dealer.

     If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes may be (and, in certain cases, shall be) declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and, if applicable, the Guarantors, and the rights of the Holders of the Notes at any time by the Company, the Guarantors, if applicable, and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the

Securities affected thereby, voting as a single class (which may include the Notes), at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the then outstanding Securities affected thereby, voting as a single class (which may include the Notes) to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     The Indenture provides that no Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in aggregate principal amount of the Notes and the offer to the Trustee of indemnity satisfactory to it; provided however, such provision does not affect the right of a Holder to sue for enforcement of any overdue payment on this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the agency of the Company provided for that purpose duly endorsed by, or accompanied by a written instrument of transfer in substantially the form accompanying this Note duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges pursuant to Section 2.11, 3A.08 or 9.05, in which case such transfer taxes or similar governmental charges shall be paid by the Company).

     Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Holder of this Note as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantors, the Trustee or any such agent shall be affected by notice to the contrary.

     This Note shall be governed by the laws of the State of Indiana without regard to principles of conflicts of law.

                                 ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(PRINT OR TYPE NAME, ADDRESS AND ZIP CODE AND SOCIAL SECURITY OR TAX ID NUMBER OF ASSIGNEES)

and irrevocably appoint, __________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                                  Signed:
      -------------------------------          ---------------------------------

      -------------------------------          ---------------------------------

                                               (SIGN EXACTLY AS NAME APPEARS ON
                                               THE OTHER SIDE OF THIS NOTE.)

SIGNATURE GUARANTEE:

--------------------------------------------------------

Notice: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                           [Form of Guarantee of Note]
                           ---------------------------

     For good and valuable consideration receipt of which is hereby acknowledged, and intending to be legally bound hereby, each of Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company, and Vectren Energy Delivery of Ohio, Inc. (together with each other subsidiary of the Company that pursuant to the terms of the Indenture guarantees the Company's obligations under the Notes and the Indenture, the "Guarantors") hereby unconditionally and jointly and severally guarantees to the Holder of the note (the "Note"), authenticated and delivered by the Trustee, upon which this guarantee (the "Guarantee") is endorsed, the due and punctual payment of the principal of and interest on, and any Redemption Price with respect to, the Note, when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration or redemption or otherwise, in accordance with the terms of this Note and of the Indenture.

     The Guarantors agree to determine, at least one Business Day prior to the date upon which a payment of principal of and/or interest on, and any Redemption Price with respect to, the Note, is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company to punctually pay any such principal of or interest on, and any Redemption Price with respect to, the Note, the Guarantors hereby agree to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration or redemption or otherwise, and as if such payment were made by the Company.

     The Guarantors hereby agree that their obligations hereunder shall be as principal and not merely as surety, and shall be unconditional, irrevocable, and absolute, irrespective of, and shall be unaffected by, any invalidity, irregularity, or unenforceability of the Note or such Indenture, any failure to enforce the provisions of the Note or the Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto (unless the same shall also be provided to the Guarantors) by the Holder of the Note or the Trustee with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or of a guarantor. The Guarantors hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any the Note or the indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by payment in full of the principal of and interest on, and any Redemption Price with respect to, the Note and the complete performance of the obligations contained in the Note, this Guarantee and the Indenture.

     The Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of all amounts paid to such Holder by the Guarantors pursuant to the provisions of this Guarantee; provided, however, that the Guarantors shall not, without the consent of the Holders of all of the outstanding Notes (the "Notes") of the series of which the

Note is a part, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and interest on, and any Redemption Price with respect to, all Notes shall have been paid in full or payment thereof shall have been provided for and all other obligations contained in the Notes, the related Guarantees and the Indenture shall have been performed. If any amount shall be paid to any Guarantor in violation of the preceding sentence and all amounts payable in respect of the Notes shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied upon such amounts. Each Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the Notes pursuant to this Indenture.

     Notwithstanding anything to the contrary contained herein, if following any payment of the principal, Redemption Price or interest by the Company in respect of the Notes to the Holders of the Notes it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is returned by such Holder to such trustee in bankruptcy, then the obligations of the Guarantors hereunder shall remain in full force and effect to the extent of such repayment.

     Notwithstanding anything to the contrary contained herein, this Guarantee shall be, and hereby is, limited to the maximum amount that may be guaranteed by the applicable Guarantor without rendering this Guarantee, as it relates to such Guarantor, voidable under any applicable law relating to fraudulent conveyance, fraudulent transfer or similar laws affecting the rights of creditors generally.

     This Guarantee is intended for the benefit of the Trustee and each of the Holders of the Notes and shall be enforceable by such Trustee and such Holders.

     This Guarantee is subject to termination in accordance with the provisions of Article 10 of the Indenture.

     This Guarantee shall be governed by the laws of the State of Indiana without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, Indiana Gas Company, Inc. has caused this Guarantee to be executed by two of its duly authorized officers.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

DATED: July 29, 2003

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this Guarantee to be executed by two of its duly authorized officers.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

DATED: July 29, 2003

IN WITNESS WHEREOF, Vectren Energy Delivery of Ohio, Inc. has caused this Guarantee to be executed by two of its duly authorized officers.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

DATED: July 29, 2003

                                                                     Exhibit A-2
                                                                     -----------

                             [Form of Face of Note]

          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          UNLESS IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                         VECTREN UTILITY HOLDINGS, INC.
                      5.75% SENIOR NOTE DUE AUGUST 1, 2018

RATE OF INTEREST          STATED MATURITY DATE             ORIGINAL ISSUE DATE
----------------          --------------------             -------------------
     5.75%                   August 1, 2018                   July 29, 2003

Registered No. 1                                          CUSIP No. 92239M AE 1

     Vectren Utility Holdings, Inc., a corporation duly organized and existing under the laws of the State of Indiana (herein called the "Company"), for value received, hereby promises to pay, without relief from valuation or appraisement laws, to Cede & Co. or registered assigns, the principal sum of $100,000,000 on the Stated Maturity Date shown above or any earlier date of redemption in accordance with the provisions on the reverse hereof (each such date shall be referred to herein as the "Maturity Date" with respect to the principal payable on such date), and to pay interest on the outstanding principal of this Note , at the annual Rate of Interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2004 (an "Interest Payment Date"), and on the Maturity Date.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Holder of this Note as of the Regular Record Date for such Interest Payment

Date. Any such interest that is not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holders of this Note as of the close of business on such Regular Record Date and may either be paid to the Person or Persons in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee referred to on the reverse hereof, notice whereof shall be given to Holders of the Notes by the Trustee not less than fifteen (15) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture referred to on the reverse hereof.

     Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued during the applicable Interest Period (as defined below) computed on the basis of a 360-day year of twelve 30-day months.

     An "Interest Period" is each period from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from and including the Original Issue Date in the case of the initial Interest Period) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any Interest Payment Date or Maturity Date falls on a day that is not a Business Day, principal, premium and/or interest payable on such date will be paid on the succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such date to such succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, on which banking institutions in The City of New York are not authorized or required to be closed.

     Payment of the principal of, and any interest on, this Note due on the Maturity Date shall be made in immediately available funds, upon presentation and surrender of this Note at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 100 Wall Street, Suite 2000, New York, New York 10005, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine. Payment of interest due on this Note on any Interest Payment Date other than the Maturity Date will be made by wire transfer of immediately available funds at such place and to such account at a banking institution in the United States as may be designated in wire transfer instructions received in writing by the Trustee at least sixteen (16) days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

     Any payments on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Guarantees (as defined on the reverse hereof) or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Vectren Utility Holdings, Inc. has caused this Note to be executed by two of its duly authorized officers.

                                         VECTREN UTILITY HOLDINGS, INC.


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

DATED:  July 29, 2003

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
As Trustee


By:
   --------------------------------
          Authorized Signatory

                            [Form of Reverse of Note]

                         VECTREN UTILITY HOLDINGS, INC.
                      5.75% SENIOR NOTE DUE AUGUST 1, 2018

     This Note is one of a duly authorized series of Securities (as defined below) of the Company (which term includes any successor corporation under the Indenture ) designated as its "5.75% Senior Notes due August 1, 2018" (the "Notes"), issued or to be issued pursuant to an Indenture, dated as of October 19, 2001, as amended by the Third Supplemental Indenture dated July 29, 2003 (the "Indenture"), delivered by the Company and Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company, and Vectren Energy Delivery of Ohio, Inc. (the "Initial Guarantors" and, together with each other subsidiary of the Company that pursuant to the terms of the Indenture guarantees the Company's obligations under the Indenture, the "Guarantors"), to U.S. Bank National Association, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. Reference is hereby made to the Indenture and all further supplemental indentures thereto for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders and of the terms upon which the Notes are, and are to be, authenticated and delivered. All capitalized terms not defined herein shall have the meanings given to them in the Indenture.

     Payments of principal, premium, if any, and interest in respect of the Notes will be fully and unconditionally and jointly and severally guaranteed by the Guarantors, subject to the termination of any Guarantee of any Guarantor pursuant to the terms of Article Ten of the Indenture.

     The Notes are a series of debt securities issued or to be issued by the Company under the Indenture that is limited in aggregate principal amount to $100,000,000, subject to the reopening provisions of the Indenture. The Indenture provides that the debt securities of the Company issuable or issued thereunder (the "Securities"), including the Notes, may be issued in one or more series, which different series may be issued in such aggregate principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), sinking fund, covenants and Events of Default) as may be provided in or pursuant to the Authorizing Resolutions and/or supplemental indenture (if any) relating to the Series.

     This Note is subject to redemption upon not less than 30 nor more than 60 days' prior written notice to the Holder hereof, at any time, in whole or in part, at the election of the Company at a redemption price (the "Redemption Price") equal to the greater of (1) 100% of the principal amount hereof to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest on this Note discounted to the redemption date semi-annually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus any unpaid interest accrued to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Note that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Note.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company and the Guarantors.

     "Comparable Treasury Price" means, with respect to any redemption date applicable to a Note, (1) if the Trustee obtains five Reference Treasury Dealer Quotations, the average of the three remaining Reference Treasury Dealer Quotations after excluding the highest and lowest Reference Treasury Dealer Quotations obtained, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

     "Reference Treasury Dealer" means each of ABN AMRO Incorporated, Banc One Capital Markets, Inc., Wachovia Capital Markets, LLC, BNY Capital Markets, Inc., Fifth Third Securities, Inc., NatCity Investments, Inc., U.S. Bancorp Piper Jaffray Inc. and their respective successors; provided, however, that if any of the foregoing, shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), such former dealer shall be replaced with another Primary Treasury Dealer.

     If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes may be (and, in certain cases, shall be) declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and, if applicable, the Guarantors, and the rights of the Holders of the Notes at any time by the Company, the Guarantors, if applicable, and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the

Securities affected thereby, voting as a single class (which may include the Notes), at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the then outstanding Securities affected thereby, voting as a single class (which may include the Notes) to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     The Indenture provides that no Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in aggregate principal amount of the Notes and the offer to the Trustee of indemnity satisfactory to it; provided however, such provision does not affect the right of a Holder to sue for enforcement of any overdue payment on this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the agency of the Company provided for that purpose duly endorsed by, or accompanied by a written instrument of transfer in substantially the form accompanying this Note duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges pursuant to Section 2.11, 3A.08 or 9.05, in which case such transfer taxes or similar governmental charges shall be paid by the Company).

     Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Holder of this Note as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantors, the Trustee or any such agent shall be affected by notice to the contrary.

     This Note shall be governed by the laws of the State of Indiana without regard to principles of conflicts of law.

                                 ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(PRINT OR TYPE NAME, ADDRESS AND ZIP CODE AND SOCIAL SECURITY OR TAX ID NUMBER OF ASSIGNEES)

and irrevocably appoint, ______________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                                   Signed:
      -------------------                       -------------------------------

      -------------------                       -------------------------------
                                                (SIGN EXACTLY AS NAME APPEARS ON
                                                 THE OTHER SIDE OF THIS NOTE.)


SIGNATURE GUARANTEE:

-----------------------------------------------

Notice: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                           [Form of Guarantee of Note]
                           ---------------------------

     For good and valuable consideration receipt of which is hereby acknowledged, and intending to be legally bound hereby, each of Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company, and Vectren Energy Delivery of Ohio, Inc. (together with each other subsidiary of the Company that pursuant to the terms of the Indenture guarantees the Company's obligations under the Notes and the Indenture, the "Guarantors") hereby unconditionally and jointly and severally guarantees to the Holder of the note (the "Note"), authenticated and delivered by the Trustee, upon which this guarantee (the "Guarantee") is endorsed, the due and punctual payment of the principal of and interest on, and any Redemption Price with respect to, the Note, when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration or redemption or otherwise, in accordance with the terms of this Note and of the Indenture.

     The Guarantors agree to determine, at least one Business Day prior to the date upon which a payment of principal of and/or interest on, and any Redemption Price with respect to, the Note, is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company to punctually pay any such principal of or interest on, and any Redemption Price with respect to, the Note, the Guarantors hereby agree to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration or redemption or otherwise, and as if such payment were made by the Company.

     The Guarantors hereby agree that their obligations hereunder shall be as principal and not merely as surety, and shall be unconditional, irrevocable, and absolute, irrespective of, and shall be unaffected by, any invalidity, irregularity, or unenforceability of the Note or such Indenture, any failure to enforce the provisions of the Note or the Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto (unless the same shall also be provided to the Guarantors) by the Holder of the Note or the Trustee with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or of a guarantor. The Guarantors hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any the Note or the indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by payment in full of the principal of and interest on, and any Redemption Price with respect to, the Note and the complete performance of the obligations contained in the Note, this Guarantee and the Indenture.

     The Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of all amounts paid to such Holder by the Guarantors pursuant to the provisions of this Guarantee; provided, however, that the Guarantors shall not, without the consent of the Holders of all of the outstanding Notes (the "Notes") of the series of which the

Note is a part, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and interest on, and any Redemption Price with respect to, all Notes shall have been paid in full or payment thereof shall have been provided for and all other obligations contained in the Notes, the related Guarantees and the Indenture shall have been performed. If any amount shall be paid to any Guarantor in violation of the preceding sentence and all amounts payable in respect of the Notes shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied upon such amounts. Each Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the Notes pursuant to this Indenture.

     Notwithstanding anything to the contrary contained herein, if following any payment of the principal, Redemption Price or interest by the Company in respect of the Notes to the Holders of the Notes it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is returned by such Holder to such trustee in bankruptcy, then the obligations of the Guarantors hereunder shall remain in full force and effect to the extent of such repayment.

     Notwithstanding anything to the contrary contained herein, this Guarantee shall be, and hereby is, limited to the maximum amount that may be guaranteed by the applicable Guarantor without rendering this Guarantee, as it relates to such Guarantor, voidable under any applicable law relating to fraudulent conveyance, fraudulent transfer or similar laws affecting the rights of creditors generally.

     This Guarantee is intended for the benefit of the Trustee and each of the Holders of the Notes and shall be enforceable by such Trustee and such Holders.

     This Guarantee is subject to termination in accordance with the provisions of Article 10 of the Indenture.

     This Guarantee shall be governed by the laws of the State of Indiana without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, Indiana Gas Company, Inc. has caused this Guarantee to be executed by two of its duly authorized officers.

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:
DATED: July 29, 2003

IN WITNESS WHEREOF, Southern Indiana Gas and Electric Company has caused this Guarantee to be executed by two of its duly authorized officers.

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:
DATED: July 29, 2003

IN WITNESS WHEREOF, Vectren Energy Delivery of Ohio, Inc. has caused this Guarantee to be executed by two of its duly authorized officers.

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

DATED: July 29, 2003